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                         UBS PACE SELECT ADVISORS TRUST

                    UBS PACE INTERNATIONAL EQUITY INVESTMENTS

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 1, 2003

                                                                   April 8, 2004

Dear Investor,

     The purpose of this supplement is to notify you of the addition of investment advisors for UBS PACE INTERNATIONAL EQUITY INVESTMENTS.

     A significant part of the services you receive within the UBS PACE Program is the ongoing review and due diligence by UBS Global Asset Management (US) Inc. ("UBS Global AM") of the UBS PACE investment advisors. As part of this process, the board of trustees of the UBS PACE Select Advisors Trust has engaged two additional investment advisors to sub-advise a portion of the above listed fund's assets.

     J.P. Morgan Investment Management Inc. and Delaware International Advisers Ltd. will each assume their management responsibilities effective April 1, 2004.

     The new investment advisors and related changes to any fees are described in greater detail below.

AS A RESULT OF THESE CHANGES, THE SAI DATED DECEMBER 1, 2003 IS REVISED AS
FOLLOWS:

I.   THE FUNDS AND THEIR INVESTMENT POLICIES

     UBS PACE INTERNATIONAL EQUITY INVESTMENTS - ON P. 9, THE SECOND SENTENCE OF THE FIRST PARAGRAPH IS REPLACED WITH THE FOLLOWING:

          Delaware International Advisers Ltd. ("Delaware International"), J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Martin Currie Inc. ("Martin Currie") serve as the fund's investment advisors. UBS Global AM allocates the Fund's assets between the three investment advisors.
                                                                  Item #:ZS-249

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II.  INVESTMENT MANAGEMENT, ADMINISTRATION AND PRINCIPAL UNDERWRITING
     ARRANGEMENTS

          UBS PACE INTERNATIONAL EQUITY INVESTMENTS - ON PAGE 64, THE FIRST SENTENCE IN THE FIRST PARAGRAPH IN THE SECTION FOR THIS FUND IS REPLACED WITH THE FOLLOWING:

          Under the current Advisory Agreements for this fund with Delaware International, J.P. Morgan and Martin Currie, UBS Global AM (not the fund) pays Delaware International a fee in the annual amount of 0.35% of the fund's average daily net assets for the first $150 million and 0.30% of the fund's average daily net assets in excess of $150 million that it manages; J.P. Morgan a fee in the annual amount of 0.20% of the fund's average daily net assets that it manages; and Martin Currie a fee in the annual amount of 0.35% of the fund's average daily net assets up to and including $150 million, 0.30% of the fund's average daily net assets above $150 million up to and including $250 million, 0.25% of the fund's average daily net assets above $250 million up to and including $350 million, and 0.20% of the fund's average daily net assets above $350 million.

          UBS PACE INTERNATIONAL EQUITY INVESTMENTS - ON PAGE 64, THE FOLLOWING LANGUAGE IS ADDED TO END OF THE PARAGRAPH IN THE SECTION FOR THIS FUND:

          Delaware International is a limited company organized under the laws of the United Kingdom. Delaware International is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"), a Delaware corporation. Delaware International and DMH are both indirect, wholly-owned subsidiaries of, and subject to ultimate control, of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. J.P. Morgan is a wholly-owned indirect subsidiary of J.P. Morgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan may be identified in marketing materials by its marketing name JPMorgan Fleming Asset Management

          UBS PACE INTERNATIONAL EQUITY INVESTMENTS -ON PAGE 90, THE HEADING RELATING TO THIS FUND IS DELETED AND REPLACED AS FOLLOWS:

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               UBS PACE INTERNATIONAL EQUITY INVESTMENTS - DELAWARE
          INTERNATIONAL ADVISERS LTD., J.P. MORGAN INVESTMENT MANAGEMENT INC. AND MARTIN CURRIE INC.

          DELAWARE INTERNATIONAL ADVISERS LTD. The Fund has formally delegated to its investment adviser, Delaware International Advisers Ltd. (the "Adviser"), the ability to make all proxy voting decisions in relation to portfolio securities held by the Fund. The Adviser will vote proxies on behalf of the Fund pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

          In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and other Adviser clients and vote proxies generally in accordance with the Procedures. After a proxy has been voted for the Fund, ISS will create a record of the vote that will be available to stockholders and filed with the SEC on a yearly basis beginning no later than August 31, 2004. The Committee is responsible for overseeing ISS's proxy voting activities.

          The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

          As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote;
          (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved;
          (iv) votes on mergers

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          and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

          Because the Fund has delegated proxy voting to the Adviser, the Fund obviously does not encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. The Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy, or they must vote the proxy in accordance with ISS's original recommendation.

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          J.P. MORGAN INVESTMENT MANAGEMENT INC. The investment adviser entities that comprise JPMorgan Fleming Asset Management ("JPMFAM") may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMFAM has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

          Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

          To oversee and monitor the proxy-voting process, each JPMFAM advisory entity will establish a proxy committee and appoint a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMFAM entity.